EXHIBIT 24.1

                                POWER OF ATTORNEY


The undersigned, as an officer and/or director of Dignity Partners, Inc., a Delaware corporation (the "Company"), does hereby constitute and appoint Alan B. Perper as his true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign a Registration Statement on Form S-8 relating to the registration of shares of the Company's Common Stock, par value $.01 per share, pursuant to the Company's 1995 Stock Option Plan, as amended, and any and all amendments (including post-effective amendments) to such Registration Statement, and to file the same, with exhibits and schedules thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorney-in-fact and agent full power and authority to do and perform each and every act and thing necessary or desirable to be done in and about the premises, as fully to all intents and purposes as the undersigned might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agent or his substitute, may lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, I have hereunto set my hand this 12th day of February, 1997.



                                                     /s/Bradley N. Rotter
                                                     ----------------------
                                                     Bradley N. Rotter

                                                               EXHIBIT 24.1

                                POWER OF ATTORNEY


The undersigned, as an officer and/or director of Dignity Partners, Inc., a Delaware corporation (the "Company"), does hereby constitute and appoint Alan B. Perper as his true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign a Registration Statement on Form S-8 relating to the registration of shares of the Company's Common Stock, par value $.01 per share, pursuant to the Company's 1995 Stock Option Plan, as amended, and any and all amendments (including post-effective amendments) to such Registration Statement, and to file the same, with exhibits and schedules thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorney-in-fact and agent full power and authority to do and perform each and every act and thing necessary or desirable to be done in and about the premises, as fully to all intents and purposes as the undersigned might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agent or his substitute, may lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, I have hereunto set my hand this 12th day of February, 1997.



                                                     /s/John Ward Rotter
                                                     ----------------------
                                                     John Ward Rotter

                                                               EXHIBIT 24.1

                          POWER OF ATTORNEY


The undersigned, as an officer and/or director of Dignity Partners, Inc., a Delaware corporation (the "Company"), does hereby constitute and appoint Alan B. Perper as his true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign a Registration Statement on Form S-8 relating to the registration of shares of the Company's Common Stock, par value $.01 per share, pursuant to the Company's 1995 Stock Option Plan, as amended, and any and all amendments (including post-effective amendments) to such Registration Statement, and to file the same, with exhibits and schedules thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorney-in-fact and agent full power and authority to do and perform each and every act and thing necessary or desirable to be done in and about the premises, as fully to all intents and purposes as the undersigned might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agent or his substitute, may lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, I have hereunto set my hand this 12th day of February, 1997.



                                                     /s/Stephen T. Bow
                                                     ----------------------
                                                     Stephen T. Bow

                                                            EXHIBIT 24.1

                               POWER OF ATTORNEY


The undersigned, as an officer and/or director of Dignity Partners, Inc., a Delaware corporation (the "Company"), does hereby constitute and appoint Alan B. Perper as his true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign a Registration Statement on Form S-8 relating to the registration of shares of the Company's Common Stock, par value $.01 per share, pursuant to the Company's 1995 Stock Option Plan, as amended, and any and all amendments (including post-effective amendments) to such Registration Statement, and to file the same, with exhibits and schedules thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorney-in-fact and agent full power and authority to do and perform each and every act and thing necessary or desirable to be done in and about the premises, as fully to all intents and purposes as the undersigned might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agent or his substitute, may lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, I have hereunto set my hand this 12th day of February, 1997.



                                                     /s/Paul A. Volberding
                                                     ----------------------
                                                     Paul A. Volberding